                                  Exhibit 99.1

 Series 1997-2 Monthly Certificateholders' Statement for the month of June 2002

                                                                   Series 1997-2

                                  Exhibit 99.1

 Series 1997-2 Monthly Certificateholders' Statement for the month of June 2002

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 1997-2

   Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
      Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association,
   as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
        The information with respect to Series 1997-2 is set forth below:

      Date of the Certificate                          July 10, 2002
      Monthly Period ending:                           June 30, 2002
      Determination Date                               July 10, 2002
      Distribution Date                                July 15, 2002

------------------------------------------------------------------------------------------------------------------
                                                      General
------------------------------------------------------------------------------------------------------------------

201  Amortization Period                                                                        Yes         201
202  Early Amortization Period                                                                   No         202
203  Class A Investor Amount paid in full                                                        No         203
204  Class B Investor Amount paid in full                                                        No         204
205  Collateral Indebtedness Amount paid in full                                                 No         205
206  Saks Incorporated is the Servicer                                                          Yes         206

------------------------------------------------------------------------------------------------------------------
                                                  Investor Amount
------------------------------------------------------------------------------------------------------------------
                                                                                          as of the end of
                                                      as of the end of the prior            the relevant
                                                            Monthly Period                 Monthly Period
                                                      --------------------------          ----------------
207  Series 1997-2 Investor Amount                          $     235,300,000     207(a)    $  235,300,000  207(b)
208     Class A Investor Amount                             $     180,000,000     208(a)    $  180,000,000  208(b)
209     Class B Investor Amount                             $      20,000,000     209(a)    $   20,000,000  209(b)
210     Collateral Indebtedness Amount                      $      21,000,000     210(a)    $   21,000,000  210(b)
211     Class D Investor Amount                             $      14,300,000     211(a)    $   14,300,000  211(b)

212  Series 1997-2 Adjusted Investor Amount                 $     235,300,000     212(a)    $  141,048,860  212(b)
213     Class A Adjusted Investor Amount                    $     180,000,000     213(a)    $   85,748,860  213(b)
214        Principal Account Balance                        $                     214(a)    $   94,251,140  214(b)
215     Class B Adjusted Investor Amount                    $      20,000,000     215(a)    $   20,000,000  215(b)

216   Class A Certificate Rate                                                                    6.50000% 216
217   Class B Certificate Rate                                                                    6.69000% 217
218   Collateral Indebtedness Interest Rate                                                       2.44000% 218
219   Class D Certificate Rate                                                                    2.71500% 219
220  Weighted average interest rate for Series 1997-2                                               5.92378% 220

                                                                                          as of the end of
                                                      for the relevant Monthly              the relevant
                                                            Period                         Monthly Period
                                                      --------------------------          ----------------
221  Series 1997-2 Investor Percentage with respect
222      to Finance Charge Receivables                       20.38%               221(a)      12.51%        221(b)
223     Class A                                              15.59%               222(a)       7.61%        222(b)
224     Class B                                               1.73%               223(a)       1.77%        223(b)
225     Collateral Indebtedness Amount                        1.82%               224(a)       1.86%        224(b)
        Class D                                               1.24%               225(a)       1.27%        225(b)

226  Series 1997-2 Investor Percentage with respect
227      to Principal Receivables                            20.38%              226(a)       12.51%        226(b)
228     Class A                                              15.59%               227(a)       7.61%        227(b)
229     Class B                                               1.73%               228(a)       1.77%        228(b)
230     Collateral Indebtedness Amount                        1.82%               229(a)       1.86%        229(b)
        Class D                                               1.24%               230(a)       1.27%        230(b)

231  Series 1997-2 Investor Percentage with respect
232      to Allocable Amounts                                20.38%               231(a)      12.51%        231(b)
233     Class A                                              15.59%               232(a)       7.61%        232(b)
234     Class B                                               1.73%               233(a)       1.77%        233(b)
235     Collateral Indebtedness Amount                        1.82%               234(a)       1.86%        234(b)
        Class D                                               1.24%               235(a)       1.27%        235(b)

------------------------------------------------------------------------------------------------------------------
                                        Series 1997-2 Investor Distributions
------------------------------------------------------------------------------------------------------------------
236  The sum of the daily allocations of collections
         of Principal Receivables for the relevant Monthly
         Period                                                                             $            -  236
237  Class A distribution of collections of Principal
         Receivables per $1,000 of original principal
         amount                                                                             $            -  237
     Class B distribution of collections of Principal
         Receivables per $1,000 of original principal
         amount                                                                             $            -  238
     Collateral Indebtedness Amount distribution of
         collections of Principal Receivables per $1,000
         of original principal amount                                                       $            -  239
     Class D distribution of collections of Principal
         Receivables per $1,000 of original principal
         amount                                                                             $            -  240

                                                                   Series 1997-2

241  Class A distribution attributable to interest per $1,000 of original principal
     amount                                                                                 $       5.42    241

242    Class B distribution attributable to interest per $1,000 of original principal
     amount                                                                                 $       5.58    242

243    Collateral Indebtedness Amount distribution attributable to interest per
     $1,000 of original principal amount                                                    $       1.90    243

244    Class D distribution attributable to interest per $1,000 of original principal
     amount                                                                                 $          -    244

245    Monthly Servicing Fee for the next succeeding Distribution Date per
     $1,000 of original principal amount                                                    $       1.00    245

---------------------------------------------------------------------------------------------------------------
                                               Collections Allocated to Series 1997-2
---------------------------------------------------------------------------------------------------------------

246  Series allocation of collections of Principal Receivables                              $ 47,440,860    246
247    Class A                                                                              $ 36,291,351    247
248    Class B                                                                              $  4,032,372    248
249    Collateral Indebtedness Amount                                                       $  4,233,991    249
250    Class D                                                                              $  2,883,146    250

251  Series allocation of collections of Finance Charge Receivables                         $  4,521,631    251
252    Class A                                                                              $  3,458,961    252
253    Class B                                                                              $    384,329    253
254    Collateral Indebtedness Amount                                                       $    403,545    254
255    Class D                                                                              $    274,795    255

     Available Funds
     ---------------
256    Class A Available Funds                                                              $  3,506,379    256
257      The amount to be withdrawn from the Reserve Account to be included
         in Class A Available funds                                                         $          -    257
258        Principal Investment Proceeds to be included in Class A Available Funds          $     44,495    258

259      The amount of investment earnings on amounts held in the Reserve Account to
         be included in Class A Available funds                                             $      2,922    259

260    Class B Available Funds                                                              $    384,329    260

261      The amount to be withdrawn from the Reserve Account to be included
         in Class B Available funds                                                         $          -    261
262        Principal Investment Proceeds to be included in Class B Available Funds          $          -    262

263  The amount of investment earnings on amounts held in the Reserve Account to
     be included in Class B Available funds                                                 $          -    263

264  Collateral Available Funds                                                             $    403,545    264

265  Class D Available Funds                                                                $    274,795    265
---------------------------------------------------------------------------------------------------------------
                                                     Application of Collections
----------------------------------------------------------------------------------------------------------------

     Class A
     -------
266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any
     additional interest with respect to interest amounts that were due but not paid        $    975,000    266
     on a prior Distribution date
267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
     Servicing fee for the related Distribution Date                                        $          -    267
268  Class A Allocable Amount                                                               $    862,409    268
269  An amount to be included in the Excess Spread                                          $  1,668,970    269

     Class B
     -------
270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid
     on a prior Distribution date                                                           $    111,500    270
271  If Saks Incorporated is no longer the Servicer, an
     amount equal to Class B Servicing fee for the related Distribution Date                $          -    271
272  An amount to be included in the Excess Spread                                          $    272,829    272

     Collateral
     ----------
273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
     Servicing fee for the related Distribution Date                                        $          -    273
274  An amount to be included in the Excess Spread                                          $    403,545    274

                                                                   Series 1997-2

Class D
-------
275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D
     Servicing fee for the related Distribution Date                                        $          -     275
276  An amount to be included in the Excess Spread                                          $    274,795     276

277  Available Excess Spread                                                                $  2,620,139     277
278  Available Shared Excess Finance Charge Collections                                     $          -     278
279  Total Cash Flow available for 1997-2 waterfall                                         $  2,620,139     279

280  Class A Required Amount is to be used to fund any deficiency in line266, line267
     and line268                                                                            $          -     280
281  The aggregate amount of Class A Investor Charge Offs
     which have not been previously reimbursed                                              $          -     281
282  Class B Required Amount to the extent attributable to line270, and line271             $          -     282

283  Class B Allocable Amount                                                               $     95,823     283
284  Any remaining portion of the Class B Required Amount                                   $          -     284
285  An amount equal to any unreimbursed reductions of the Class B Investor
     Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
     Principal collections; (iii) reallocations of the Class B investor Amount to the
     Class A Investor Amount                                                                $          -     285
286  Collateral Monthly Interest for the related Distribution Date plus Collateral
     Monthly Interest previously due but not paid to the Collateral Indebtedness
     Holder plus Collateral Additional Interest                                             $     39,853     286
287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
     due for the relevant Monthly Period and not paid above                                 $    368,333     287
288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
     due but not distributed to the Servicer for prior Monthly Periods                      $          -     288
289  Collateral Allocable Amount                                                            $    100,614     289
290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any,
     due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)
     reallocations of the CIA to the Class A or Class-B Investor Amount                     $          -     290
291  The excess, if any, of the Required Cash Collateral Amount over
     the Available Collateral Amount                                                        $          -     291
292  An amount equal to Class D Monthly Interest due but not paid to the Class D
     Certificateholders plus Class D Additional Interest                                    $     30,197     292
293  Class D Servicing Fee due for the relevant Monthly Period and not paid above           $     23,833     293

294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly
     Periods                                                                                $          -     294
295  Class D Allocable Amount                                                               $     68,514     295
296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
     (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)
     reallocations of the Class D Investor Amount to the Class A or Class B Investor
     Amount or CIA                                                                          $          -     296
297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder
     pursuant to the Loan Agreement                                                         $          -     297
298  Excess, if any, of the Required Reserve Account Amount over the amount on
     deposit in the Reserve Account                                                         $          -     298
299  Shared Excess Finance Charge Collections                                               $  1,892,971     299

     -----------------------------------------------------------------------------------------------------------
                                        Determination of Monthly Principal
     -----------------------------------------------------------------------------------------------------------
300  Available Principal Collections held in the Collection Account                         $ 94,251,140     300
301  Available Principal Collections held in the Collection Account (prior to
     inclusion of amounts in line 302)                                                      $ 47,440,860     301
302  Shared Principal Collections allocated to Series 1997-2                                $ 46,810,280     302

303  Controlled Deposit Amount for the Monthly Period (sum of line 304 and line 305)        $ 94,251,140     303
304  Controlled Accumulation Amount for the Monthly Period                                  $ 94,251,140     304
305  Deficit Controlled Accumulation Amount                                                 $          -     305

306  Principal Collections deposited for the Monthly Period                                 $ 94,251,140     306

307  Class A Monthly Principal (the least of line#308, line#309 and line#208)               $ 47,440,860     307

308     Available Principal Collections held in the Collection Account                      $ 47,440,860     308
309     Class A Accumulation Amount                                                         $ 94,251,140     309

310  Class B Monthly Principal (the least of line#311, line#312 and line#209)
     (distributable only after payout of Class A)                                           $          -     310
311     Available Principal Collections held in the Collection Account less portion
     of such Collections applied to Class A Monthly Principal                               $          -     311
312     Class B Accumulation Amount                                                         $          -     312

313  Collateral Monthly Principal (prior to payout of Class B) (the least of
     line#314 and line#315)                                                                 $          -     313
314     Available Principal Collections held in the Collection Account less portion
     of such Collections applied to Class A and Class B Monthly Principal                   $          -     314
315     Enhancement Surplus                                                                 $          -     315

                                                                 Series 1997 - 2

  316  Class D Monthly Principal                                                                                $          -  316
  317      Available Principal Collections held in the Collection Account less portion
        of such Collections applied to Class A, Class B or collateral Monthly Princpal                          $          -  317

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
-----------------------------------------------------------------------------------------------------------------------------------
  318   Available Enhancement Amount                                                                            $ 35,300,000  318
  319      Amount on Deposit in the Cash Collateral Account                                                     $          -  319

-----------------------------------------------------------------------------------------------------------------------------------
                                                Reallocated Principal Collections
-----------------------------------------------------------------------------------------------------------------------------------
  320   Reallocated Principal Collections                                                                       $          -  320
  321   Class D Principal Collections (to the extent needed to fund Required Amounts)                           $          -  321

  322   Collateral Principal Collections (to the extent needed to fund Required Amounts)                        $          -  322
  323   Class B Principal Collections (to the extent needed to fund Required Amounts)                           $          -  323

    -------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                              %                   Amount
                                                                                        -------------           ----------
  324   Series 1997-2 Default Amount                                                        20.38%       324(a) $  1,127,360  324(b)
  325   Class A Investor Default Amount                                                     15.59%       325(a) $    862,409  325(b)
  326   Class B Investor Default Amount                                                      1.73%       326(a) $     95,823  326(b)
  327   Collateral Default Amount                                                            1.82%       327(a) $    100,614  327(b)
  328   Class D Investor Default Amount                                                      1.24%       328(a) $     68,514  328(b)

  329   Series 1997-2 Adjustment Amount                                                                         $          -  329
  330   Class A Adjustment Amount                                                                               $          -  330
  331   Class B Adjustment Amount                                                                               $          -  331
  332   Collateral Adjustment Amount                                                                            $          -  332
  333   Class D Adjustment Amount                                                                               $          -  333

  334   Series 1997-2 Allocable Amount                                                                          $  1,127,360  334
  335   Class A Allocable Amount                                                                                $    862,409  335
  336   Class B Allocable Amount                                                                                $     95,823  336
  337   Collateral Allocable Amount                                                                             $    100,614  337
  338   Class D Allocable Amount                                                                                $     68,514  338

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Required Amounts
-----------------------------------------------------------------------------------------------------------------------------------
 339    Class A Required Amount                                                                                 $          -  339
 340    Class A Monthly Interest for current Distribution Date                                                  $    975,000  340
 341    Class A Monthly Interest previously due but not paid                                                    $          -  341
 342    Class A Additional Interest for prior Monthly Period or previously due but
        not paid                                                                                                $          -  342
 343    Class A Allocable Amount for current Distribution Date                                                  $          -  343
 344    Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                                  $          -  344

 345    Class B Required Amount                                                                                 $          -  345
 346    Class B Monthly Interest for current Distribution Date                                                  $    111,500  346
 347    Class B Monthly Interest previously due but not paid                                                    $          -  347
 348    Class B Additional Interest for prior Monthly Period or previously due but
            not paid                                                                                            $          -  348
 349    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                                  $          -  349
 350    Excess of Class B Allocable Amount over funds available to make payments                                $          -  350

 351   Collateral Required Amount                                                                               $          -  351
 352    Collateral Monthly Interest for current Distribution Date                                               $     39,853  352
 353    Collateral Monthly Interest previously due but not paid                                                 $          -  353
 354   Collateral Additional Interest for prior Monthly Period or previously due but
             not paid                                                                                           $          -  354
 355    Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $          -  355
 356    Excess of Collateral Allocable Amount over funds available to make payments                             $          -  356

                                                                 Series 1997 - 2

------------------------------------------------------------------------------------------------------------------
                                            Reduction of Investor Amounts
------------------------------------------------------------------------------------------------------------------

     Class A
     -------
357  Class A Investor Amount reduction                                                         $           -   357
358     Class A Investor Charge Off                                                            $           -   358
359     Reductions of the Class A Investor Amount                                              $           -   359
     Class B
     -------
360  Class B Investor Amount reduction                                                         $           -   360
361     Class B Investor Charge Off                                                            $           -   361
362     Reductions of the Class B Investor Amount                                              $           -   362
363     Reallocated Principal Collections applied to Class A                                   $           -   363
     Collateral
     ----------
364  Collateral Indebtedness Amount reduction                                                  $           -   364
365     Collateral Indebtedness Amount Charge Off                                              $           -   365
366     Reductions of the Collateral Indebtedness Amount                                       $           -   366
367     Reallocated Principal Collections applied to Class B                                   $           -   367
     Class D
     -------
368  Class D Investor Amount reduction                                                         $           -   368
369     Class D Investor Charge Off                                                            $           -   369
370     Reductions of the Class D Investor Amount                                              $           -   370
371     Reallocated Principal Collections applied to Collateral Indebtedness Amount            $           -   371

------------------------------------------------------------------------------------------------------------------
                                                    Servicing Fee
------------------------------------------------------------------------------------------------------------------

372  Series 1997-2 Servicing Fee                                                               $     392,167   372
373     Class A Servicing Fee                                                                  $     300,000   373
374     Class B Servicing Fee                                                                  $      33,333   374
375     Collateral Servicing Fee                                                               $      35,000   375
376     Class D Servicing Fee                                                                  $      23,833   376

------------------------------------------------------------------------------------------------------------------
                                                   Reserve Account
------------------------------------------------------------------------------------------------------------------

377  Required Reserve Account Amount                                                           $   2,700,000   377
378  Reserve Account Reinvestment Rate                                                                  1.27%  378
379  Reserve Account Reinvestment Earnings                                                     $       2,922   379
380  Reserve Account balance                                                                   $   2,700,000   380


381  Accumulation Period Length                                                                  2 months      381

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of July, 2002.

Saks Incorporated,
 as Servicer

By___________________________________________

Name: Scott A. Honnold
Title: Vice President and Treasurer